                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                    ----------------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "COMPLETE WELLNESS EDUCATION, INC." FILED IN THIS OFFICE ON THE SIXTH DAY OF JUNE A.D. 1997, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

              [Secretary's Office Logo]
                                          /s/ EDWARD J. FREEL
                                          --------------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION:

                                                    DATE:

                          CERTIFICATE OF INCORPORATION
                                       OF
                       COMPLETE WELLNESS EDUCATION, INC.
                        ------------------------------

     FIRST: The name of the corporation (the "Corporation") is Complete Wellness Education, Inc.

     SECOND: Its registered office in the State of Delaware is to be located at 1013 Centre Road, Wilmington, Delaware 19805-1297. The registered agent at this address is CORPORATION SERVICE COMPANY, in New Castle County.

     THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is Two Thousand (2,000) shares of Common Stock, $.01 par value per share.

     FIFTH:  The name and mailing address of the incorporator are as follows:

                                Thomas W. Caplis
                        c/o Epstein Becker & Green, P.C.
                                250 Park Avenue
                            New York, New York 10177

     SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the By-Laws. Elections of directors need not be by written ballot unless and to the extent that the By-Laws so provide.

     SEVENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, or by any successor thereto, indemnify any and all persons whom it shall have power to indemnify under said Section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section. The Corporation shall advance expenses to the fullest extent permitted by said Section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise.

     EIGHTH: To the fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no person serving as a director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment or repeal of this Article Eighth nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article shall adversely affect any right or protection existing under this Article at the time of such amendment or repeal.

     IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed this Certificate of Incorporation on this 6th day of June, 1997.

                                          /s/ THOMAS W. CAPLIS
                                          --------------------------------------
                                          Thomas W. Caplis
                                          Incorporator

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         ------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "COMPLETE WELLNESS RESEARCH INSTITUTE, INC." FILED IN THIS OFFICE ON THE SIXTH OF JUNE, A.D. 1997, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THE CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

              [Secretary's Office Logo]
                                          /s/ EDWARD J. FREEL
                                          --------------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION:

                                                    DATE:

                          CERTIFICATE OF INCORPORATION
                                       OF
                   COMPLETE WELLNESS RESEARCH INSTITUTE, INC.

                    ---------------------------------------

     FIRST: The name of the corporation (the "Corporation") is Complete Wellness Research Institute, Inc.

     SECOND: Its registered office in the State of Delaware is to be located at 1013 Centre Road, Wilmington, Delaware 19805-1297. The registered agent at this address is CORPORATION SERVICE COMPANY, in New Castle County.

     THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is Two Thousand (2,000) shares of Common Stock, $.01 par value per share.

     FIFTH:  The name and mailing address of the incorporator are as follows:

                                Thomas W. Caplis
                        c/o Epstein Becker & Green, P.C.
                                250 Park Avenue
                            New York, New York 10177

     SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the By-Laws. Elections of directors need not be by written ballot unless and to the extent that the By-Laws so provide.

     SEVENTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, or by any successor thereto, indemnify any and all persons whom it shall have power to indemnify under said Section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section. The Corporation shall advance expenses to the fullest extent permitted by said Section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise.

     EIGHTH: To the fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no person serving as a director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment or repeal of this Article Eighth nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article shall adversely affect any right or protection existing under this Article at the time of such amendment or repeal.

     IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed this Certificate of Incorporation on this 6th day of June, 1997.

                                          /s/ THOMAS W. CAPLIS
                                          --------------------------------------
                                          Thomas W. Caplis
                                          Incorporator

                                State of Florida

                           Articles of Incorporation

                                       Of

                             COMPLETE BILLING, INC.

     FIRST:  The corporate name that satisfies the requirements of Section
607.0401 is: COMPLETE BILLING, INC.

     SECOND: The street address of the principal office of the corporation and its mailing address is:

              12140 Suffolk Terrace, Gaithersburg, Maryland, 20878

     THIRD: The number of shares the corporation is authorized to issue is Five Hundred (500).

     FOURTH: The street address of the initial registered office of the corporation is C/O C T CORPORATION SYSTEM, 1200 SOUTH PINE ISLAND ROAD, CITY OF PLANTATION, FLORIDA 33324, and the name of its initial registered agent at such address is C T CORPORATION SYSTEM.

     FIFTH:  The name and address of each incorporator is:

Cheryl Hawker                                         1633 Broadway, New York, New York 10019
Arlene Shaw                                           1633 Broadway, New York, New York 10019
Ida Torres                                            1633 Broadway, New York, New York 10019

     The undersigned have executed these articles of incorporation this 23rd day of May, 1997.

                                          /s/ CHERYL HAWKER
                                          --------------------------------------
                                          Cheryl Hawker, Incorporator

                                          /s/ ARLENE SHAW
                                          --------------------------------------
                                          Arlene Shaw, Incorporator

                                          /s/ IDA TORRES
                                          --------------------------------------
                                          Ida Torres, Incorporator

                     Acceptance by the Registered Agent of

                            COMPLETE BILLING, INC.

                        as required in Section 607.0501

     C T Corporation System is familiar with and accepts the obligations provided for in Section 607.0505.

                                          C T CORPORATION SYSTEM

Dated 23rd day of May, 1997

                                          By   /s/ KIMBERLY D. GILBERTSON
                                            ------------------------------------

                                                   KIMBERLY D. GILBERTSON
                                            ------------------------------------
                                                   (Type Name of Officer)

                                                    ASST. VICE PRESIDENT
                                            ------------------------------------
                                                     (Title of Officer)

                           [SECRETARY'S OFFICE LOGO]

                          FLORIDA DEPARTMENT OF STATE
                               SANDRA B. MORTHAM
                               SECRETARY OF STATE

May 30, 1997

CT CORPORATION SYSTEM
660 E JEFFERSON STREET
TALLAHASSEE, FL 32301

The Articles of Incorporation for COMPLETE BILLING, INC. were filed on May 27, 1997 and assigned document number P97000047886. Please refer to this number whenever corresponding with this office regarding the above corporation.

PLEASE NOTE: COMPLIANCE WITH THE FOLLOWING PROCEDURES IS ESSENTIAL TO MAINTAINING YOUR CORPORATE STATUS. FAILURE TO DO SO MAY RESULT IN DISSOLUTION OF YOUR CORPORATION.

A CORPORATION ANNUAL REPORT MUST BE FILED WITH THIS OFFICE BETWEEN JANUARY 1 AND MAY 1 OF EACH YEAR BEGINNING WITH THE CALENDAR YEAR FOLLOWING THE YEAR OF THE FILING DATE NOTED ABOVE AND EACH YEAR THEREAFTER. FAILURE TO FILE THE ANNUAL REPORT ON TIME MAY RESULT IN ADMINISTRATIVE DISSOLUTION OF YOUR CORPORATION.

A FEDERAL EMPLOYER IDENTIFICATION (FEI) NUMBER MUST BE SHOWN ON THE ANNUAL REPORT FORM PRIOR TO ITS FILING WITH THIS OFFICE. CONTACT THE INTERNAL REVENUE SERVICE TO INSURE THAT YOU RECEIVE THE FEI NUMBER IN TIME TO FILE THE ANNUAL REPORT. TO OBTAIN A FEI NUMBER, CONTACT THE IRS AT 1-800-829-3676 AND REQUEST FORM SS-4.

SHOULD YOUR CORPORATE MAILING ADDRESS CHANGE, YOU MUST NOTIFY THIS OFFICE IN WRITING, TO INSURE IMPORTANT MAILINGS SUCH AS THE ANNUAL REPORT NOTICES REACH YOU.

Should you have any questions regarding corporations, please contact this office at the address given below.

Kimberly Rolfe, Document Specialist
New Filing Section                                   Letter Number: 497A00029402

    Division of Corporations -- P.O. BOX 6327 -- Tallahassee, Florida 32314

                     Acceptance by the Registered Agent of

                            COMPLETE BILLING, INC.

                        as required in Section 607.0501

C T Corporation System is familiar with and accepts the obligations provided for in Section 607.0505.

                                          C T CORPORATION SYSTEM

Dated 23rd day of May, 1997
                                          By   /s/ KIMBERLY D. GILBERTSON
                                            ------------------------------------

                                                   KIMBERLY D. GILBERTSON
                                            ------------------------------------
                                                   (Type Name of Officer)

                                                    ASST. VICE PRESIDENT
                                            ------------------------------------
                                                     (Title of Officer)

                                State of Florida
                           Articles of Incorporation
                                       Of
                             COMPLETE BILLING, INC.

     FIRST:  The corporate name that satisfies the requirements of Section
607.0401 is: COMPLETE BILLING, INC.

     SECOND: The street address of the principal office of the corporation and its mailing address is:

     12140 Suffolk Terrace, Gaithersburg, Maryland, 20878

     THIRD: The number of shares the corporation is authorized to issue is Five Hundred (500).

     FOURTH: The street address of the initial registered office of the corporation is C/O C T CORPORATION SYSTEM, 1200 SOUTH PINE ISLAND ROAD, CITY OF PLANTATION, FLORIDA 33324, and the name of its initial registered agent at such address is C T CORPORATION SYSTEM.

     FIFTH:  The name and address of each incorporator is:

Cheryl Hawker                            1633 Broadway, New York, New York 10019

Arlene Shaw                              1633 Broadway, New York, New York 10019

Ida Torres                               1633 Broadway, New York, New York 10019

     The undersigned have executed these articles of incorporation this 23rd day of May, 1997.

                                          /s/ CHERYL HAWKER
                                          --------------------------------------
                                          Cheryl Hawker, Incorporator

                                          /s/ ARLENE SHAW
                                          --------------------------------------
                                          Arlene Shaw, Incorporator

                                          /s/ IDA TORRES
                                          --------------------------------------
                                          Ida Torres, Incorporator

                                     Page 1